MUTUAL FUND SERIES TRUST

Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX

a series of Mutual Fund Series Trust (the “Fund”)

September 25, 2018

The information in this Supplement amends certain information contained in the Summary Prospectus and Prospectus for the Fund, dated November 1, 2017 as supplemented on June 18, 2018 and August 30, 2018.

Effective on or about November 1, 2018, the Fund’s investment objective will change to the following:

Investment Objective: The Fund's objective is to seek total return from long-term capital appreciation and current income.

You should read this Supplement in conjunction with the Prospectus and Summary Prospectus, each dated November 1, 2017, as supplemented on June 18, 2018 and August 30, 2018, and the Statement of Additional Information, dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.